Equitable Financial Life Insurance Company

Supplement dated August 26, 2020 to the current prospectuses and supplements to the prospectuses for:

•	Retirement Cornerstone® Series 15.0 Series E
•	Retirement Cornerstone® Series 15A Series E
•	Retirement Cornerstone® Series 15B Series E
•	Investment Edge

This Supplement modifies certain information in the above-referenced current prospectuses, supplements to the prospectuses and statements of additional information, as previously supplemented (together the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding a Portfolio merger. Please note the following:

1.	Hartford Growth Opportunities HLS Fund

Merger

On or about September 18, 2020, subject to regulatory approval, the Hartford Growth Opportunities HLS Fund will be merged into the Hartford Disciplined Equity HLS Fund and interests in the Hartford Disciplined Equity HLS(1) variable investment option (the ‘‘surviving option’’) will replace interests in the Hartford Growth Opportunities HLS variable investment option (the ‘‘replaced option’’). We will move the assets from the replaced option into the surviving option at relative net asset value. We will also automatically direct any contributions made to the replaced option to the surviving option. Any allocation election to the replaced option will be considered as an allocation election to the surviving option. In addition, if you are enrolled in any optional rebalancing program, any election to rebalance with respect to the replaced option will be considered as a rebalancing election to the surviving option.

You may transfer your account value among the investment options, as usual. These transfers will not count against the limit (if any) on the number of transfers permitted under your contract. However, we may impose restrictions on transfers to prevent or limit disruptive transfer and other ‘‘market timing’’ activities by contract owners or agents of contract owners as more fully described in “Disruptive transfer activity” under “Transferring your money among investment options.” Any account value remaining in the replaced option on the merger date will be transferred to the surviving option. Please note that the Company will bear all expenses related to the merger and it will have no tax consequences for you. Please contact the customer service center referenced in your Prospectus for more information about your investment options and for information on how to transfer your account value.

(1)	The surviving option is new to your contract and will be added to the Prospectus as of the date the merger occurs.

2.	Hartford Disciplined Equity HLS Fund

Upon the merger of Hartford Growth Opportunities HLS Fund into Hartford Disciplined Equity HLS Fund, the Hartford Disciplined Equity HLS variable investment option is hereby deleted and replaced with the Hartford Growth Opportunities HLS variable investment option to the cover page of the Prospectus and in the “Investment account variable investment options” chart under the section “What are your investment options under the contract” in “Contract features and benefits.” Lastly, the following disclosure for Hartford Disciplined Equity HLS Fund hereby replaces the disclosure for Hartford Growth Opportunities HLS Fund under the section “Portfolios of the Trusts” in “Contract features and benefits”:

Hartford HLS Funds — Class IC Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)
HARTFORD DISCIPLINED EQUITY HLS FUND	The Fund seeks growth of capital.	• Hartford Funds Management Company, LLC • Sub-Adviser: Wellington Management Company LLP

Retirement Cornerstone® Series is issued by and is a registered service mark of

Equitable Financial Life Insurance Company (the Company).

Co-distributed by affiliates Equitable Advisors, LLC and Equitable Distributors, LLC

1290 Avenue of the Americas

New York, NY 10104

Copyright 2020 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

(212) 554-1234

IE, RC 15E, 15AE, 15BE	catalog no. 161777 (8.20)
SAR mail	#883861